                                EXHIBIT 1.A.(10)

                                                PLEASE MAKE CHECK PAYABLE TO:
                                                PROTECTIVE LIFE INSURANCE COMPANY
THE PROTECTIVE SPVL - Application               P.O. BOX 830771  BIRMINGHAM, AL 35283-0771

1.   PROPOSED INSURED                                         2.   OWNER (If other than Proposed Insured)
                                         / / Male / / Female                                           / / Male / / Female
     -----------------------------------------------------         -----------------------------------------------------
     NAME                                                          NAME
     -------------------------------------------------------       -------------------------------------------------------
     STREET ADDRESS                                                STREET ADDRESS
     -------------------------------------------------------       -------------------------------------------------------
     CITY                         STATE                         ZIP CITY                         STATE                         ZIP
     -------------------------------------------------------       -------------------------------------------------------
     PHONE NUMBER                        TAX I.D./SOCIAL           PHONE NUMBER                        TAX I.D./SOCIAL
     SECURITY NO.                                                  SECURITY NO.
     -------------------------------------------------------       -------------------------------------------------------
     BIRTHDATE MO./DAY/YR.    BIRTHPLACE    MARITAL                BIRTHDATE MO./DAY/YR.    RELATIONSHIP TO PROPOSED
     STATUS                                                        INSURED

3.   PRIMARY BENEFICIARY                            4.   PLAN INFORMATION
     NAME, ADDRESS, RELATIONSHIP & PERCENTAGE            Purchase Payment  $ ---------------------
                                                         Initial Face Amount  $ ---------------------

                                                         PROPOSED INSURED: Have you used tobacco or nicotine
     CONTINGENT BENEFICIARY (IF ANY)                     of any kind over the last 12 months?    / / Yes / / No

                                                         Long-Term Care Rider?    / / Yes / / No


5.   SIMPLIFIED UNDERWRITING: IF ALL THE ANSWERS TO QUESTION 5 ARE "NO", DO NOT COMPLETE QUESTIONS 6-8. IF ANY
     ANSWERS ARE "YES", PLEASE GIVE DETAILS UNDER QUESTION 8 AND CONTINUE ANSWERING QUESTIONS 6-7.                  YES    NO
     a.   Have you ever had or been treated for cancer, diabetes, cardiovascular disease, stroke, Alzheimers, central nervous system disorders, Parkinsons, Multiple Sclerosis, paraplegia or respiratory
          disorders?                                                                                                / /    / /
     b.   In the past 5 years have you been diagnosed with or treated for a nervous or psychological disorder, attempted suicide, epilepsy, emphysema, kidney disease, liver disorder or been advised to limit or
          receive treatment for alcohol or drug abuse?                                                              / /    / /
     c.   Have you ever been diagnosed as having AIDS, AIDS Related Complex or other immune deficiency
          disorders?                                                                                                / /    / /
     d.   Have you ever been declined for life insurance?                                                           / /    / /


6.   FULL UNDERWRITING:
     PLEASE ANSWER ALL QUESTIONS. EXPLAIN "YES" ANSWERS UNDER QUESTION 8.                                           YES    NO
     a.   During the past 5 years have you consulted a physician or visited a clinic or hospital as a patient?      / /    / /
     b.   Has any life or health insurance applied for ever been declined, postponed, or offered other than
          applied for?                                                                                              / /    / /
     c.   Do you have any intention of traveling or residing outside the U.S. or Canada within the next two
          years? (If yes, state when, where and how long.)                                                          / /    / /
     d.   Have you participated in the past 2 years in any type of aviation other than as a passenger, vehicle
          racing, sky or scuba diving or hang gliding?                                                              / /    / /
     e.   Have you in the past 2 years had any motor vehicle moving violations or your license suspended? (If
          yes, give date, violation, license number and state of license.)                                          / /    / /

7.   HAVE YOU EVER BEEN TREATED FOR:                                                                                YES    NO
     a.   Heart murmur, high blood pressure or other heart, blood or circulatory disorder, or diabetes
          (whether or not on Insulin)?                                                                              / /    / /
     b.   Convulsions, brain or spinal cord disorders?                                                              / /    / /
     c.   Any disease of the bones, lymph glands, stomach, intestines or any immune disorder?                       / /    / /

8.   DETAILS OF ALL "YES" ANSWERS

  ----------------------------------------------------------------------------------------------------------------------------
  Question     Date of         Details, Diagnosis,                               Names & Addresses of Doctors, Hospitals &
  Number       Occurrence      Treatment, Medication, Results       Duration     Medical Facilities Consulted
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------
  -------------------------------------------------------------------------------------------------------------------------------

VUL-1034-A 2/98

 9. LIFE INSURANCE IN FORCE (INCLUDING BUSINESS INSURANCE): IF NONE, INSERT
"NONE"

--------------------------------------------------------------------------------------------------------------------------
                                          Year             Life          Accidental Death    Existing Loan?        To Be
              Company                    Issued           Amount              Amount          State Amount       Replaced?
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

10. COMPLETE IF APPLYING FOR LONG-TERM CARE RIDER:
    Long-term care, accident and disability or health insurance inforce (IF NONE, INSERT "NONE")

------------------------------------------------------------------------------------------
                                            Year
           Company                         Issued              Benefit Provisions/Amounts
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

11. PURCHASE PAYMENT ALLOCATION: Select the allocation for your purchase payments. (MAXIMUM OF 10 FUND SELECTIONS. IF NO ALLOCATION IS SPECIFIED, ALL PROCEEDS WILL BE ALLOCATED TO THE MONEY MARKET FUND. A MINIMUM OF 10% MUST BE ALLOCATED TO AN INVESTMENT CHOICE.)

                        TOTAL ALLOCATION MUST EQUAL 100%
PIC/GOLDMAN SACHS                            CALVERT
-----%  International Equity                 -----%  Calvert Social
-----%  Small Cap Value                              Small-Cap Growth
-----%  Capital Growth                       -----%  Calvert Social Balanced
-----%  CORE U.S. Equity
-----%  Growth & Income                      OPPENHEIMER
-----%  Global Income                        -----%  Aggressive Growth
-----%  Money Market                         -----%  Growth
                                             -----%  Growth & Income
MFS                                          -----%  Strategic Bond
-----%  Emerging Growth
-----%  Research                             OTHER
-----%  Growth with Income                   -----%  ---------------------
-----%  Total Return                         -----%  ---------------------
MODEL PORTFOLIOS
-----%  Growth Portfolio
-----%  Balanced Portfolio
-----%  Aggressive Growth Portfolio
PROTECTIVE LIFE GENERAL ACCOUNT
-----%  Fixed Account
-----%  DCA Fixed Account (FOR DOLLAR COST AVERAGING AS
"SOURCE FUND" ONLY.)

12.  DOLLAR COST AVERAGING

Transfer the amount indicated below (MINIMUM $100)
/ / Monthly / / Quarterly --------------------- Months (MINIMUM 12 MONTHS)
Day of Month --------------------- (1ST-28TH, PLEASE)
From Source Fund: --------------------- Amt. $ ---------------------
To Destination Fund                                                          Amount
(MAY NOT INCLUDE DCA FIXED ACCOUNT)
-----------------------------------------------------                        $ ---------------------
-----------------------------------------------------                        $ ---------------------
-----------------------------------------------------                        $ ---------------------
-----------------------------------------------------                        $ ---------------------
-----------------------------------------------------                        $ ---------------------

13. TELEPHONE TRANSFERS
   PROTECTIVE LIFE WILL NOT BE HELD LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING ON TELEPHONE INSTRUCTIONS.
/ / By checking this box, I authorize the Company to honor telephone instructions to transfer account values among
   Sub-Accounts, subject to the conditions of the prospectus.
/ / By checking this box, I authorize the Registered Representative who signs this application to transfer account values among Sub-Accounts, subject to the conditions of the prospectus.

Mothers Maiden Name
---------------------


14.  PORTFOLIO REBALANCING
     Rebalancing to begin on --------/ --------/ -------- (DATE)    (REBALANCING DATE CAN ONLY BE DAYS 1-28)
     Rebalancing should occur:      / / Quarterly      / / Semi-Annually      / / Annually
     THE VARIABLE POLICY VALUE WILL BE AUTOMATICALLY REBALANCED TO THE CURRENT ALLOCATIONS. THEREFORE, PURCHASES MADE TO SPECIFIC
     FUNDS WILL ALSO BE REBALANCED.


REMARKS:
----------------------------------------------------------------
----------------------------------------------------------------
HOME OFFICE ENDORSEMENT: (NOT TO BE USED IN KY, MD, MN, OR, PA, WV OR WI)
------------------------------------------------------------------------
------------------------------------------------------------------------

VUL-1034-A 2/98

                        REGISTERED REPRESENTATIVE REPORT
             COMPLETE FOR ALL APPLICATIONS AND SEND TO HOME OFFICE


1.   QUESTIONS FOR REGISTERED REPRESENTATIVE TO ANSWER:
     a.   Is this insurance being purchased to replace any inforce life
          insurance, annuities, long-term care insurance or health insurance          / /    / /
          policies? IF YES, PLEASE INCLUDE ALL REQUIRED REPLACEMENT FORMS.            Yes    No
          If Yes, Company(ies) ---------------------
     b.   I have explained to the Applicant that this policy is not effective
          until a policy is issued and all of the terms of the Conditional            / /    / /
          Receipt are satisfied.                                                      Yes    No
     c.   Have you complied with all relevant state requirements, including any       / /    / /
          "disclosure and comparison statements"?                                     Yes    No
     d.   On the basis of the Applicant's circumstances (including annual income, net worth, marital status, dependent status and current life
          insurance program) and their purpose for acquiring this insurance, is       / /    / /
          the purchase of this insurance suitable?                                    Yes    No


2.   PRINT REGISTERED REPRESENTATIVE NAME, BROKER DEALER, ADDRESS
     AND AGENT NO.
     ---------------------
     NAME
     ------------------------
     BROKER DEALER
     ------------------------
     STREET ADDRESS
     ------------------------
     CITY                    STATE             ZIP
     ------------------------
     PHONE NUMBER                                           AGENT
     NUMBER

3.   WHEN CONDITIONAL RECEIPT CAN BE USED
     a.   The premium is equal to the full INITIAL PREMIUM
     b. The answers to Question 5 ARE ALL "NO" and maximum amount of cash which can be submitted is for $250,000 of net amount at risk, and maximum age 80.
     c. The Conditional Receipt is given and the premium is collected ONLY AT THE TIME THE APPLICATION IS TAKEN and signed.
     d.   The application does not contain a request for POSTDATING.

4.   PROCESSING INSTRUCTIONS
     a.   Each applicant must be given the Description of Information Practices.
     b. If cash is submitted with the application, complete and sign the Conditional Receipt on the last page of this application and give to the applicant.
     c. Complete and sign any additional forms (i.e. 1035 exchange or state replacement forms, if applicable).
     d. Advise the Proposed Insured that they will be contacted by a Company Representative to collect medical information and/or arrange a time for a paramedical exam; if full underwriting.
     e. Contact your Broker Dealer to determine where to send the completed paperwork. There may be special processing procedures. If you are sending the business directly to Protective, use the following address:

                   REGULAR MAIL                                       OVERNIGHT MAIL
Protective Life Insurance Co.                       Protective Life Insurance Co.
Variable Life Services                              Variable Life Services
P.O. Box 830771                                     2801 Highway 280 South
Birmingham, Alabama 35283-0771                      Birmingham, Alabama 35223
FAX (205) 803-7065                                  Telephone (205) 879-9230

VUL-1034-A 2/98

DECLARATIONS: I represent that all statements and answers made in all parts of this application are full, complete and true to the best of my knowledge and belief. It is agreed that:

   (a) All such statements and answers shall be the basis of any insurance issued.
   (b) No agent or medical examiner can make, alter or discharge any contract, accept risks, or waive the Company's rights or requirements.
   (c) No insurance shall take effect unless: (1) a policy is delivered to the Owner; (2) the full first premium is paid while the Proposed Insured is alive; and (3) there has been no change in health and insurability from that described in this application. However, if the premium is paid as set forth in the attached Conditional Receipt Agreement and that Agreement is delivered to the Owner, the terms of Conditional Receipt Agreement shall apply.
   (d) Acceptance of a policy by the Owner shall constitute ratification of any changes made by the Company under "Home Office Endorsements." In those states where it is required, changes as to plan, amount, age at issue, classification or benefits will be made only with the Owner's written consent.

AUTHORIZATION: The Proposed Insured hereby authorizes any licensed physician, medical practitioner, hospital, clinic, or other medically related facility, insurance company, the Medical Information Bureau (MIB), consumer reporting agencies (CRA) or other organization, institution or person, that has any records or knowledge of my health, to give to Protective Life Insurance Company, its CRA or its reinsurer any such information. A photographic copy of this authorization shall be as valid as the original. Protective Life Insurance Company can give information to its affiliates, MIB, consumer reporting agencies, and its reinsurers. Protective Life Insurance Company can also give it to persons doing services for it, or to other insurers. This is true only if it is in connection with my application. I also hereby authorize Protective Life Insurance Company to draw and test my blood and urine as may be necessary to underwrite my application for insurance coverage. These tests to be performed, may include, but are not limited to, tests for cholesterol and related blood lipids, diabetes, liver or kidney disorders, the presence of antibodies to the Human Immunodeficiency Virus (HIV) that has been associated with Acquired Immune Deficiency Syndrome (AIDS). Protective Life Insurance Company can disclose non-sensitive information to the agent representing me on this application only when it is necessary to provide an explanation of the reasons for the Company's decision to require special underwriting requirements or whenever my application cannot be approved as applied.

DO YOU BELIEVE THAT THIS POLICY WILL MEET YOUR INSURANCE
NEEDS AND FINANCIAL OBJECTIVES?                               / / YES   / / NO

DID YOU RECEIVE THE PROSPECTUS FOR THE POLICY APPLIED FOR
AND THE PROSPECTUS FOR EACH OF THE FUNDS?                     / / YES   / / NO

DO YOU UNDERSTAND THAT THE AMOUNT AND DURATION OF THE DEATH
BENEFIT AND AMOUNT OF POLICY VALUES MAY VARY, DEPENDING ON
THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNTS?           / / YES   / / NO

ARE YOU PURCHASING THIS INSURANCE TO REPLACE ANY INFORCE
LIFE INSURANCE, ANNUITIES, LONG-TERM CARE INSURANCE OR
HEALTH INSURANCE POLICIES?                                    / / YES   / / NO
    IF YES, COMPANY(IES) ---------------------
    IF LIFE INSURANCE OR ANNUITIES, ESTIMATED TRANSFER
AMOUNT $ ---------------------

IF WE ARE UNABLE TO ISSUE A LIFE INSURANCE POLICY, DO YOU
WISH TO APPLY FOR A DEFERRED ANNUITY?                         / / YES   / / NO

ANY PERSON WHO KNOWINGLY WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON, FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

           YOUR POLICY IS SUBJECT TO A BINDING ARBITRATION PROVISION.
                     SEE YOUR POLICY FOR COMPLETE DETAILS.

Signed At                                                     (X) -----------------------------------------------------
-----------------------------------------------------
                      (City and State)                        Proposed Insured (Sign Name in Full)

Date -----------------------------------------------------    (X) -----------------------------------------------------
                                                              Applicant/Owner(s) (if other than Proposed Insured)

(X) -----------------------------------------------------     (X) -----------------------------------------------------
                 Witness to All Signatures                    Signature of Parent or Guardian (if applicable)

            CAUTION: IF YOUR ANSWERS ON THIS APPLICATION ARE UNTRUE, PROTECTIVE LIFE HAS THE RIGHT TO DENY BENEFITS OR RESCIND YOUR POLICY.

 If the Owner is Corporation, Partnership or Trust a Corporate Officer, Partner
                   or the Trustee must sign and state title.
                  If Joint Owner(s), both Owner(s) must sign.

VUL-1034-A 2/98